MASSACHUSETTS INVESTORS GROWTH STOCK FUND
                          MASSACHUSETTS INVESTORS TRUST
                    MFS(R) AGGRESSIVE GROWTH ALLOCATION FUND
                                MFS(R) BOND FUND
                        MFS(R) CAPITAL OPPORTUNITIES FUND
                            MFS(R) CASH RESERVE FUND
                       MFS(R) CONSERVATIVE ALLOCATION FUND
                             MFS(R) CORE EQUITY FUND
                             MFS(R) CORE GROWTH FUND
                           MFS(R) EMERGING GROWTH FUND
                        MFS(R) EMERGING MARKETS DEBT FUND
                       MFS(R) EMERGING MARKETS EQUITY FUND
                      MFS(R) FLOATING RATE HIGH INCOME FUND
                            MFS(R) GLOBAL EQUITY FUND
                            MFS(R) GLOBAL GROWTH FUND
                         MFS(R) GLOBAL TOTAL RETURN FUND
                     MFS(R) GOVERNMENT LIMITED MATURITY FUND
                       MFS(R) GOVERNMENT MONEY MARKET FUND
                        MFS(R) GOVERNMENT SECURITIES FUND
                          MFS(R) GROWTH ALLOCATION FUND
                        MFS(R) GROWTH OPPORTUNITIES FUND
                             MFS(R) HIGH INCOME FUND
                      MFS(R) HIGH YIELD OPPORTUNITIES FUND
                       MFS(R) INFLATION-ADJUSTED BOND FUND
                 MFS(R) INTERMEDIATE INVESTMENT GRADE BOND FUND
                    MFS(R) INTERNATIONAL DIVERSIFICATION FUND
                        MFS(R) INTERNATIONAL GROWTH FUND
                     MFS(R) INTERNATIONAL NEW DISCOVERY FUND
                         MFS(R) INTERNATIONAL VALUE FUND
                          MFS(R) LIFETIME(R) 2010 FUND
                          MFS(R) LIFETIME(R) 2020 FUND
                          MFS(R) LIFETIME(R) 2030 FUND
                          MFS(R) LIFETIME(R) 2040 FUND
                    MFS(R) LIFETIME(R) RETIREMENT INCOME FUND
                          MFS(R) LIMITED MATURITY FUND
                           MFS(R) MID CAP GROWTH FUND
                            MFS(R) MID CAP VALUE FUND
                         MFS(R) MODERATE ALLOCATION FUND
                            MFS(R) MONEY MARKET FUND
                           MFS(R) MUNICIPAL BOND FUND
                        MFS(R) MUNICIPAL HIGH INCOME FUND
                          MFS(R) MUNICIPAL INCOME FUND
                     MFS(R) MUNICIPAL LIMITED MATURITY FUND
                            MFS(R) NEW DISCOVERY FUND
                            MFS(R) NEW ENDEAVOR FUND
                            MFS(R) RESEARCH BOND FUND
                           MFS(R) RESEARCH BOND FUND J
                              MFS(R) RESEARCH FUND
                       MFS(R) RESEARCH INTERNATIONAL FUND
                          MFS(R) STRATEGIC GROWTH FUND
                          MFS(R) STRATEGIC INCOME FUND
                           MFS(R) STRATEGIC VALUE FUND
                             MFS(R) TECHNOLOGY FUND
                            MFS(R) TOTAL RETURN FUND
                        MFS(R) UNION STANDARD EQUITY FUND
                              MFS(R) UTILITIES FUND
                                MFS(R) VALUE FUND
                          MFS(R) MUNICIPAL STATE FUNDS:
                         AL, AR, CA, FL, GA, MD, MA, MS,
                           NY, NC, PA, SC, TN, VA, WV

                        Supplement to Current Prospectus

This prospectus supplement supersedes and replaces the funds' prospectus supplement dated December 1, 2005.

Effective immediately, the following is added to each prospectus.

Calculation of Investment Performance

The above-referenced funds (except the MFS Money Market Fund and MFS Government Money Market Fund) offer multiple classes of shares which in many cases were initially offered for sale to, and purchased by, the public on different dates (each an "inception date"). In cases where a class of shares (a "Newer Class") is first offered after the inception date of another class (an "Older Class"), the fund has presented total return performance of the Newer Class for periods prior to its inception date by appending the prior performance of the Older Class to the actual performance of the Newer Class ("blended performance"). In doing so, the Older Class performance has been adjusted to take into account differences in sales loads applicable to the two classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees).

The Older Class used in these blended performance presentations has historically been the class of shares of the fund with the longest performance history. However, certain funds now have more than one class of shares with at least a 10 year performance history -- the longest period required to be shown in fund prospectuses, shareholder reports and sales and marketing literature. Accordingly, for periods ending on and after March 31, 2004, blended performance presentations for Newer Classes of these funds will reflect the prior performance of the Older Class (with at least a 10 year performance history) that has the most similar level of operating expenses as the Newer Class (not necessarily the Older Class with the longest performance history).

For all funds except for the MFS Global Equity Fund, MFS Cash Reserve Fund and MFS Emerging Growth Fund, the new method of selecting the Older Class to be used in blended performance presentations will result in the same or lower total rates of return than were previously shown for the Newer Classes of these funds.

In limited circumstances for the MFS Global Equity Fund, MFS Cash Reserve Fund and MFS Emerging Growth Fund, the new method will result in higher total rates of return than were previously shown for certain Newer Classes for certain periods. For a transitional period lasting until December 31, 2007, these funds will continue to show the lower performance figures (i.e., based on prior performance of the Older Class that was previously used) in their prospectuses and make them available on mfs.com.

Because this change will apply to performance periods ending on or after March 31, 2004, the funds will continue to use the prior methodology in future documents that show blended performance through periods ended prior to that date. For example, because fund prospectuses show calendar year performance, prospectuses dated on or before February 1, 2005, will continue to show blended performance for Newer Classes through December 31, 2003 using the prior methodology.

Effective immediately, the first two paragraphs under the caption `How to Purchase, Exchange and Redeem Shares - Other Considerations" in the prospectuses of the above-referenced funds are replaced in their entirety by the following:

RIGHT TO REJECT OR RESTRICT SHARE TRANSACTION ORDERS. Purchases and exchanges should be made primarily for investment purposes. The Board of Trustees of the MFS funds has adopted the policies described below, which are designed to discourage frequent fund share transactions. MFS seeks to monitor and enforce these policies, subject to oversight by the Board of Trustees, pursuant to procedures adopted by MFS.

PURCHASE AND EXCHANGE LIMITATION POLICIES. The MFS funds reserve the right to restrict, reject or cancel (with respect to cancellations, within one day of the order), without any prior notice, any purchase or exchange order, including transactions deemed to represent excessive trading. For example, the MFS funds may in their discretion restrict, reject or cancel a purchase or exchange order even if the transaction is not subject to specific exchange or other limitations described in this prospectus if the funds or their agents determine that accepting the order could interfere with the efficient management of a fund's portfolio or otherwise not be in the fund's best interests. This policy applies to transactions accepted by any shareholder's financial intermediary. In the event that the MFS funds or their agents reject or cancel an exchange request, neither the redemption nor the purchase side of the exchange will be processed. The MFS funds reserve the right to delay for one business day the processing of exchange requests in the event that, in the funds' or their agents' judgment, such delay would be in the funds' best interest, in which case both the redemption and purchase side of the exchange will receive the funds' net asset values at the conclusion of the delay period.

SPECIFIC EXCHANGE AND PURCHASE LIMITATIONS.

The MFS funds, through their agents, will undertake to use their best efforts to exercise the funds' right to restrict, reject or cancel purchase and exchange orders, as described above, once an accountholder makes two exchanges (provided that each transaction exceeds $5,000 in value) out of an account in an MFS fund during a calendar quarter. This policy does not apply to exchanges:

     o out of the MFS money market funds; however, as noted above, the MFS funds may restrict, reject or cancel any purchase or exchange order if the funds or their agents determine that accepting the order could interfere with efficient management of a fund's portfolio or otherwise not be in the fund's best interest; and

     o initiated by a retirement plan trustee or sponsor rather than by a plan participant, and other similar non-discretionary exchanges (e.g., in connection with fund mergers/acquisitions/liquidations).

In addition, the funds and their agents may make exceptions to this policy if, in their judgment, the transaction does not represent excessive trading or interfere with the efficient management of a fund's portfolio, such as purchases made through systematic purchase plans or payroll contributions. In applying this policy, the MFS funds consider the information available to them at the time and reserve the right to consider trading activity in a single account or multiple accounts under common ownership, control or influence.

Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the accountholder (e.g., a shareholder who, on the same day, exchanges $6,000 from one MFS fund into two other MFS funds, by exchanging $3,000 into each of the two MFS funds, will be viewed as having made one exchange transaction exceeding $5,000 in value).

The MFS funds' ability to impose the above-referenced purchase and exchange limitations is subject to certain limitations discussed under "Limitations on the Ability to Detect and Curtail Excessive Trading Practices" below. In addition, the MFS funds'
ability to impose these limitations on shares held through financial intermediaries is dependent upon the receipt of information necessary to identify transactions by the underlying investors and the financial intermediary's cooperation in implementing this policy. Accordingly, depending upon the composition of a fund's shareholder accounts and in light of efforts made by certain shareholders to evade these limitations, the MFS funds may not be in a position to monitor and enforce these limitations with respect to a significant percentage of a fund's shareholders. You should consult your financial intermediary regarding the application of these limitations and whether your financial intermediary imposes any additional or different limitations.

LIMITATIONS ON THE ABILITY TO DETECT AND CURTAIL EXCESSIVE TRADING PRACTICES. Shareholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of the MFS funds to prevent excessive trading, there is no guarantee that the MFS funds or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the MFS funds and their agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. In addition, the MFS funds receive purchase, exchange and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading that may be facilitated by these financial intermediaries or by the use of omnibus account arrangements offered by these financial intermediaries to investors. Omnibus account arrangements are common forms of holding shares of a fund, particularly among certain financial intermediaries such as brokers, retirement plans and variable insurance products. These arrangements often permit the financial intermediary to aggregate their clients' transactions and ownership positions. In these circumstances, the identity of the shareholders often is not known to a fund.

EXCESSIVE TRADING RISKS. To the extent that the MFS funds or their agents are unable to curtail excessive trading practices in a fund, these practices may interfere with the efficient management of the fund's portfolio, and may result in the fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the fund's operating costs and decrease the fund's investment performance, and maintenance of a higher level of cash balances would likewise result in lower fund investment performance during periods of rising markets.

In addition, to the extent that a fund significantly invests in foreign securities traded on markets that close before the fund determines its net asset value (referred to as the valuation time), excessive trading by certain shareholders may cause dilution in the value of fund shares held by other shareholders. Because events may occur after the close of these foreign markets and before the fund's valuation time that influence the value of these foreign securities, investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these foreign securities as of the fund's valuation time (referred to as price arbitrage). The funds have adopted procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what they believe to be their fair value as of the funds' valuation time. To the extent that a fund does not accurately value foreign securities as of its valuation time, investors engaging in price arbitrage may cause dilution in the value of fund shares held by other shareholders.

To the extent that a fund significantly invests in high yield bonds (commonly known as junk bonds) or small capitalization equity securities, because these securities are often infrequently traded, investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of a fund's portfolio to a greater degree than funds that invest in highly liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.

REDEMPTION FEE.

The MFS funds identified below charge a 1% redemption fee (which is retained by the fund) on proceeds from shares redeemed or exchanged within 30 calendar days following their acquisition (either by purchase or exchange):

        MFS High Income Fund
        MFS Municipal High Income Fund
        MFS High Yield Opportunities Fund
        MFS Floating Rate High Income Fund
        MFS Emerging Markets Equity Fund
        MFS International New Discovery Fund
        MFS New Discovery Fund

The funds reserve the right to change the redemption fee period or amount of redemption fees charged.

General. For purposes of applying the redemption fee, shares held the longest will be treated as being redeemed first, and shares held the shortest will be treated as being redeemed last.

FOR FUNDS WITH A REDEMPTION FEE, THE REDEMPTION FEE IS NOT CHARGED ON THE FOLLOWING EXCHANGE OR REDEMPTION TRANSACTIONS:

          1. transactions by accounts that the funds or their agents reasonably believe are maintained on an omnibus account basis (e.g., an account maintained with the funds' transfer agent by a financial intermediary or any other person or entity where the ownership of, or interest in, fund shares by individuals or participants is held through the account and is not recorded and maintained by the funds' transfer agent or its affiliates); however, the fee will be imposed if (i) the funds or their agents have been informed that the omnibus account has the systematic capability of assessing the redemption fee at the individual account level and (ii) the account is not otherwise exempt from the fee under one of the exclusion categories listed below;

          2. transactions by retirement plans (including qualified and non-qualified retirement plans) for which MFS (or one of its affiliates) is responsible for providing participant recordkeeping services; however, the fee will apply to transactions by IRAs and participant directed 403(b) plans established pursuant to plan documents provided by MFS or its affiliates;

          3. transactions involving shares purchased, exchanged or redeemed by means of automated or pre-established purchase plans (including employer or payroll reduction plans), exchange plans or withdrawal plans ("automated plans") sponsored by the MFS funds;

          4. transactions by the MFS funds of funds including, without limitation, the MFS Asset Allocation Funds and MFS International Diversification Fund;

          5. transactions following the death or disability of any registered shareholder, beneficial owner, or grantor of a living trust with respect to shares purchased before death or disability;

          6. transactions involving shares purchased by the reinvestment of dividends or capital gains distributions;

          7. transactions involving shares transferred from another account or shares converted from another share class of the same fund (in which case the redemption fee period will carry over to the acquired shares);

          8. transactions in cases when there are legal or contractual limitations or restrictions on the imposition of the redemption fee (as determined by the funds or their agents in their sole discretion);

          9. transactions involving 529 share classes, R share classes or class J shares of the fund (if offered); and

          10. transactions due to a failure to meet account minimums, to pay account fees funded by share redemptions, and other similar non-discretionary transactions (e.g., in connection with fund mergers/ acquisitions/liquidations).

In addition, the funds reserve the right to waive or impose the redemption fee or withdraw waivers in their discretion. The funds expect that certain waiver categories will be eliminated over time as operating systems are improved, including improvements necessary to enable the assessment of the fee on shares held through omnibus accounts or other intermediaries. In addition, if an omnibus account holder informs the funds or their agents that it has the systematic capability to assess the redemption fee at the individual account level but is unable to assess the fee in all circumstances under the funds' policies, the funds and their agents reserve the right to permit the imposition of the fee under these limited circumstances.

These redemption fee exclusions are subject to any administrative policies and procedures developed by the funds and their agents from time to time which may address such topics as the documentation necessary for the funds to recognize a disability and determination of the application of the redemption fee in various circumstances (such as to certain individual account transactions with respect to shares held through an omnibus account), among others.

Depending upon the composition of a fund's shareholder accounts, a significant percentage of a fund's shareholders may not be subject to the redemption fee.

Effective immediately, the following is added after the last paragraph under the caption "Management of the Fund - Investment Adviser," in the prospectus of each of the above-referenced funds.

DISCLOSURE OF PORTFOLIO HOLDINGS. The MFS funds have established a policy with respect to the disclosure of fund portfolio holdings. A description of this policy is provided in the SAI. In addition, by clicking on a fund name under "select a fund" on the MFS website (mfs.com), the following information is generally available to you:

INFORMATION                             APPROXIMATE DATE OF POSTING TO WEBSITE
Fund's top 10 securities holdings as    14 days after month end
of each month's end

Fund's full securities holdings as      29 days after month end
of each month's end

Note that the funds or MFS may suspend the posting of this information or modify the elements of this web posting policy without notice to shareholders. Once posted, the above information will remain available on the website until at least the date on which the fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.

Effective immediately, the second paragraph under the caption "How to Purchase, Exchange and Redeem Shares - How to Exchange Shares - Exchange Privilege" for MFS International Diversification Fund and MFS Strategic Value Fund is hereby restated as follows:

Sales charges may apply to exchanges made from the MFS money market funds. Certain qualified retirement plans may make exchanges between the MFS funds and the MFS Fixed Fund, a bank collective investment fund, and sales charges may also apply to these exchanges. Call MFSC for information concerning these sales charges. Class R, class R1, class R2, class R3, class R4 and class R5 shares of the fund held by eligible retirement plans may be exchanged for shares of the MFS Money Market Fund (subject to any limitation applicable to the purchase of that fund's shares as disclosed in its prospectus); except as noted below, this exchange privilege does not apply to MFS Serviced Plans. Class R and class R3 shares of the fund held by a MFS Serviced Plan may be exchanged for shares of the MFS Money Market Fund (subject to any limitation applicable to the purchase of that fund's shares as disclosed in its prospectus); provided that the MFS Serviced Plan held class R or class R3 shares on March 31, 2005. In addition, class A and class I shares of the fund may be exchanged for shares of the MFS Money Market Fund (subject to any limitation applicable to the purchase of that fund's shares as disclosed in its prospectus). Class R shares of the fund may be exchanged for shares of certain other MFS funds that offer class R shares.

Effective immediately, the following is added to the prospectus under Section VII "Other Information" between "Pricing of Fund Shares" and "Distribution Options":

For MFS Capital Opportunities Fund, MFS Emerging Growth Fund, MFS Global Equity Fund, MFS Global Growth Fund, MFS Growth Opportunities Fund, MFS International New Discovery Fund, MFS Mid Cap Value Fund, Massachusetts Investors Growth Stock Fund and Massachusetts Investors Trust:

Distributions.
The fund intends to distribute substantially all of its net income (including any capital gains) to shareholders as dividends at least annually.

For MFS Government Limited Maturity Fund, MFS High Income Fund, MFS High Yield Opportunities Fund, MFS Inflation Adjusted Bond Fund, MFS Strategic Income Fund and MFS Municipal High Income Fund:

Distributions.
The fund intends to declare daily as dividends substantially all of its net income (excluding any capital gains) and pay these dividends to shareholders at least monthly. Any capital gains are distributed at least annually.

Effective immediately, the section entitled "Description of Share Classes - Distribution and Service Fees" is hereby restated as follows:

For MFS Total Return Fund:

The fund has adopted a plan in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended. Under the plan, the fund pays distribution and service fees to support the sale and distribution of class A, class B, class C, class 529A, class 529B, class 529C, class R, class R1, class R2, class R3 and class R4 shares, and the services provided by financial intermediaries. These distribution and service fees are equal on an annual basis to the following maximum percentages of average daily net assets of the following share classes:
0.25% for class R4 shares (consisting of a 0.25% service fee); 0.35% for class A shares (consisting of a 0.10% distribution fee and a 0.25% service fee); 0.50% for class 529A, class R, class R2 and class R3 shares (consisting of a 0.25% distribution fee and a 0.25% service fee); 0.75% for class R1 shares (consisting of a 0.50% distribution fee and a 0.25% service fee); and 1.00% for class B, class C, class 529B and class 529C shares (consisting of a 0.75% distribution fee and a 0.25% service fee). A portion of the class 529A distribution fee equal to 0.10% is currently in effect; the remaining portion is not in effect but may be implemented on such date as the Board of Trustees may determine. Assets attributable to class A shares sold prior to October 1, 1989 are subject to a service fee of 0.15% annually. To the extent the class A service fees paid under the distribution plan do not exceed 0.25% annually, the fund may pay the remaining amount of service fees available under the plan for distribution-related expenses. These fees are paid out of the assets of the applicable class of shares. Because these fees are an ongoing expense of the fund, they increase the cost of your investment over time and may cost you more than other types of sales charges. The fund has not adopted a Rule 12b-1 plan with respect to its class I or R5 shares. For more information regarding the fund's Rule 12b-1 Plan, see the SAI.

For MFS Research Fund:

The fund has adopted a plan in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended. Under the plan, the fund pays distribution and service fees to support the sale and distribution of class A, class B, class C, class 529A, class 529B, class 529C, class R, class R1, class R2, class R3 and class R4 shares, and the services provided by financial intermediaries. These distribution and service fees are equal on an annual basis to the following maximum percentages of average daily net assets of the following share classes:
0.25% for class R4 shares (consisting of a 0.25% service fee); 0.35% for class A shares (consisting of a 0.10% distribution fee and a 0.25% service fee); 0.50% for class 529A, class R, class R2 and class R3 shares (consisting of a 0.25% distribution fee and a 0.25% service fee); 0.75% for class R1 shares (consisting of a 0.50% distribution fee and a 0.25% service fee); and 1.00% for class B, class C, class 529B and class 529C shares (consisting of a 0.75% distribution fee and a 0.25% service fee). A portion of the class 529A distribution fee equal to 0.10% is currently in effect; the remaining portion is not in effect but may be implemented on such date as the Board of Trustees may determine. Assets attributable to class A shares sold prior to March 1, 1991 are subject to a service fee of 0.15% annually. To the extent the class A service fees paid under the distribution plan do not exceed 0.25% annually, the fund may pay the remaining amount of service fees available under the plan for distribution-related expenses. These fees are paid out of the assets of the applicable class of shares. Because these fees are an ongoing expense of the fund, they increase the cost of your investment over time and may cost you more than other types of sales charges. The fund has not adopted a Rule 12b-1 plan with respect to its class I or R5 shares. For more information regarding the fund's Rule 12b-1 Plan, see the SAI.

Effective immediately, the following is added to each fund's prospectus:

Legal Proceedings. On March 31, 2004, MFS settled an administrative proceeding with the Securities and Exchange Commission ("SEC") regarding disclosure of brokerage allocation practices in connection with MFS fund sales (the term "MFS funds" means the open-end registered management investment companies sponsored by MFS). The brokerage allocation practices which were the subject of this proceeding were discontinued by MFS in November 2003. In addition, in February 2004, MFS reached agreement with the SEC, the New York Attorney General ("NYAG") and the Bureau of Securities Regulation of the State of New Hampshire to settle administrative proceedings alleging false and misleading information in certain MFS open-end retail fund prospectuses regarding market timing and related matters.

Since December 2003, MFS, MFS Fund Distributors, Inc., MFS Service Center, Inc., MFS Corporation Retirement Committee, Sun Life Financial Inc., various MFS funds, certain current and/or former Trustees of these MFS funds, and certain officers of MFS have been named as defendants in multiple lawsuits filed in federal and state courts. The lawsuits variously have been commenced as class actions or individual actions on behalf of investors who purchased, held or redeemed shares of the MFS funds during specified periods, as ERISA actions by participants in certain retirement plan accounts on behalf of those accounts, or as derivative actions on behalf of the MFS funds. The lawsuits relating to market timing and related matters have been transferred to, and consolidated before, the United States District Court for the District of Maryland, as part of a multi-district litigation of market timing and related claims involving several other fund complexes (In re Mutual Funds Investment Litigation (Alger, Columbia, Janus, MFS, One Group, Putnam, Allianz Dresdner), No. 1:04-md-15863 (transfer began March 19, 2004)). The market timing cases related to the MFS complex are Riggs v. MFS et al., Case No. 04-CV-01162-JFM (direct), Hammerslough v. MFS et al., Case No. 04-MD-01620 (derivative), Anita Walker v. MFS et al., Case No. 1:04-CV-01758 (ERISA), and Reaves v. MFS Series Trust I, et al., Case No. 1:05-CV-02220-JFM (Class B Shares). The plaintiffs in these consolidated lawsuits generally seek injunctive relief including removal of the named Trustees, adviser and distributor, rescission of contracts and 12b-1 Plans, disgorgement of fees and profits, monetary damages, punitive damages, attorney's fees and costs and other equitable and declaratory relief. Two lawsuits alleging improper brokerage allocation practices and excessive compensation are pending in the United States District Court for the District of Massachusetts (Forsythe v. Sun Life Financial Inc., et al., No. 04cv10584 (GAO) (a consolidated action) and Marcus Dumond, et al. v. Massachusetts Financial Servs. Co., et al., No. 04cv11458 (GAO)). The plaintiffs in these lawsuits generally seek compensatory damages, punitive damages, recovery of fees, rescission of contracts, an accounting, restitution, declaratory relief, equitable and/or injunctive relief and attorney's fees and costs. The various lawsuits generally allege that some or all of the defendants
(i) permitted or acquiesced in market timing and/or late trading in some of the MFS funds, inadequately disclosed MFS' internal policies concerning market timing and such matters, (ii) received excessive compensation as fiduciaries to the MFS funds, or (iii) permitted or acquiesced in the improper use of fund assets by MFS to support the distribution of MFS fund shares and inadequately disclosed MFS' use of fund assets in this manner. The actions assert that some or all of the defendants violated the federal securities laws, including the Securities Act of 1933 and the Securities Exchange Act of 1934, the Investment Company Act of 1940 and the Investment Advisers Act of 1940, the Employee Retirement Income Security Act of 1974, as well as fiduciary duties and other violations of common law. Insofar as any of the actions is appropriately brought derivatively on behalf of any of the MFS funds, any recovery will inure to the benefit of the MFS funds. The defendants filed separate motions to dismiss all claims of the various lawsuits (except Reaves, which has not been separately briefed). On November 3, 2005, the district judge considering the motions to dismiss the Riggs and Hammerslough actions issued memoranda indicating that he intends to grant in part and deny in part defendants' motions in these actions. A formal order consistent with the court's memoranda is forthcoming. On January 19, 2006, the district judge considering the Forsythe and Dumond actions denied defendants' motion to dismiss the Dumond action and granted in part (including dismissing all claims against the Trustees and Sun Life Financial, Inc.) and denied in part defendants' motion to dismiss the Forsythe action. Additional lawsuits based on similar allegations may be filed in the future.

Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against MFS, the MFS funds, or any other named defendant. It is not clear whether any amounts paid in connection with the above regulatory settlements will be sufficient to compensate shareholders for all of the damage they allegedly sustained, whether certain shareholders or putative class members may have additional claims to compensation, or whether the damages that may be awarded in any of the actions will exceed these amounts. In the event the MFS funds incur any losses, costs or expenses in connection with such lawsuits, the Boards of Trustees of the affected MFS funds may pursue claims on behalf of such funds against any party that may have liability to the funds in respect thereof. There can be no assurance that these regulatory actions and lawsuits, or the adverse publicity associated with these developments, will not result in increased fund redemptions, reduced sales of fund shares, or other adverse consequences to the MFS funds.

                The date of this supplement is February 6, 2006.